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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2001


                             FLEMING COMPANIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Oklahoma                                 1-8140                                48-0222760
  ------------------------------------      --------------------------------          ------------------
    (State or Other Jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
             Incorporation)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On March 15, 2001, the registrant announced that it sold $355 million of its 10 1/8% Senior Notes due 2008 and $150 million of its 5.25% Convertible Senior Subordinated Notes due 2009 through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. The registrant originally offered $130 million principal amount of the Convertible Senior Subordinated Notes with an option to purchase up to $20 million aggregate principal amount of additional Notes. The initial purchasers of the Notes subsequently exercised in full their purchase option, bringing the total amount sold to $150 million. For additional information concerning these securities, refer to the exhibit contained in this Current Report on Form 8-K.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

        The following exhibits are filed as part of this Report:

        No.      Exhibit
        ---      -------

        99.1 Press Release dated March 15, 2001 regarding the Senior Notes and Convertible Senior Subordinated Notes Offerings.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLEMING COMPANIES , INC.


                                       By: /s/ Carlos M. Hernandez
                                           --------------------------------
                                           Carlos M. Hernandez
                                           Senior Vice President, General
                                             Counsel and Secretary


Date:  March 16, 2001


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                                INDEX TO EXHIBIT

No.      Exhibit
---      -------
99.1     Press Release dated March 15, 2001 regarding the Senior Notes and
         Convertible Senior Subordinated Notes Offerings.